UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006

Kitty Hawk, Inc.
(Exact name of registrant as specified in its charter)

Delaware		75-2564006
(State or other jurisdiction of	0-25202	(I.R.S. Employer
incorporation)	(Commission File Number)	Identification No.)

1515 West 20th Street
P.O. Box 612787
DFW International Airport,
Texas		75261
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (972) 456-2200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Slide Show Presentation

Item 2.02 Results of Operations and Financial Condition.
     On February 23, 2006, senior officials of Kitty Hawk, Inc. (the “Company”) intend to make a presentation at the JP Morgan Transportation Conference in New York, New York. The presentation will be accompanied by a slide show in electronic format. The slide show contains selected estimates of unaudited financial information for the Company’s fiscal year ended December 31, 2005 which have not been previously released. This financial information is subject to change. A copy of the slide show is furnished with this report as Exhibit 99.1.
     Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Slide show containing certain unaudited financial information for fiscal year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITTY HAWK, INC.

	By:	/s/ Steven E. Markhoff

	Name:	Steven E. Markhoff
	Title:	Vice President Strategic Planning, General
Counsel and Corporate Secretary
Date: February 23, 2006